SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2017

ECO SCIENCE SOLUTIONS, INC.
(Exact name of Company as specified in its charter)

Nevada	333-166487	46-4199032
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification Number)
of Incorporation)
1135 Makawao Avenue, Suite 103-188 Makawao, Hawaii 96768
(Address of principal executive offices)

(800) 379-0226
(Company's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 22, 2017, for the benefit of existing Eco Science Solutions, Inc. ("ESSI") shareholders, and to allow for successful future capital raising, ESSI amended both the Stock Purchase Agreement and the Employment/Consultant Agreements entered into with the founders of Ga Du Corporation on June 21, 2017.

The Amendment to the Stock Purchase Agreement eliminates the clause (paragraph 2.6) allowing for the issuance of 15,000,000 additional shares upon the acquisition of a banking interest; the Amendment to the Employment/Consultant Agreements eliminated the clause (paragraph 3(b) (Employment Agreement) and paragraph 6 (Consultant Agreement)) allowing the Ga Du employees/consultants options to purchase shares of ESSI Common Shares, under those employment/consultant agreements.

Additionally, on September 22, 2017, and in order to avoid diluting the holdings of existing ESSI Shareholders, Jeffery and Don Taylor, CEO and CFO of ESSI, agreed to return 8,000,000 Shares each of ESSI's Common Stock of their own to the Company for cancellation, effective September 22, 2017.

Further, on September 22, 2017, Ga Du Corporation entered into an Assignment Agreement with G&L Enterprises, wherein G&L Enterprises assigned, to Ga Du Corporation, all of its rights, interest in, and obligations under a License and Master Marketing Agreement (LMMA) it entered into with Alliance Financial Network, Inc. ("AFN", "Alliance") on September 6, 2017.  The basic terms of that Agreement are as follows:

Alliance provides certain financial and marketing services to businesses and individuals, including the Cannabis Industry, on a programmatic or membership basis (the "Financial Program"), of which Alliance derives fees and income from enrolling companies in the Financial Program and providing a range of services, with respect to which AFN and Ga Du may derive fees and income, for such clients (the "Members") according to the AFN pricing schedule (the "Fees").

Alliance Financial Network is registered with FinCEN (MSB Registration Number: 31000094744769) as a financial services institution, compliant with the AML/BSA guidelines of FinCEN, and is regulated by the IRS.  Operating a mobile application known as eXPO™ electronic eXchange Portal, Alliance provides financial and marketing services to businesses and individuals, which are challenged in the traditional banking systems, and generally are those that require more intensive compliance then banks are willing, or able to perform.  One such industry is the cannabis industry; Alliance is configured to establish Membership relationships businesses in this industry following a full compliance audit on the business.

Ga Du has agreed to issue, or cause to be issued, two hundred thousand (200,000) shares of Eco Science Solutions Inc. ("ESSI") common stock to Alliance.  Alliance acknowledges that: (i) the shares are unregistered; (ii) the shares, when issued, will have restrictive language such that they may not be deposited for trading until they are registered, or, upon meeting certain criteria, they are exempt from registration; and (iii) the trading of ESSI shares on the public exchanges was suspended, and although the suspension has been lifted, a Form 15c2-11 with current information must be filed with the Financial Industry Regulatory Authority (FINRA) prior to the caveat emptor status being lifted.

Ga Du shall have the exclusive right to undertake marketing responsibilities of Alliance's Financial Services to businesses in the Cannabis industry, initially in Michigan, Oregon and Washington, with plans to extend throughout the United States, provided that it shall not extend to any states where Cannabis sales have not been legalized by that state's laws.
Ga Du shall be credited with all Cannabis related members and revenues that use Alliance's financial and marketing services, regardless of the source of revenue, or the party that enrolled the customer that generated the revenues, that are generated within any territory in which Ga Du has commenced business.

Alliance will provide all software platform(s) necessary to deliver the Financial Services, assure compliance with appropriate Federal Requirements and international money laundering restrictions, administer all compliance, enrollment, and collection of fees from the Members contracting with Alliance, provide any and all necessary marketing or other materials describing Alliance's services and program, will forward any required Sales Commissions to the appropriate recipients, and assure adequate customer service at all times.

Alliance will be responsible for the functional operation of any software utilized in providing its services and for the administration and handling of monies and/or any credits relating thereto and, in the event of any claim, cause of action or lawsuit (together the "Claims") for failure to properly administer such responsibilities, Alliance shall have the sole obligation to defend such Claim(s) and shall fully indemnify, defend and hold harmless Ga Du from and against such Claims.
Alliance will maintain accounting and data concerning the income from the Cannabis Industry and will generate a monthly income statement as to each of the following revenue streams: (i) membership fees; (ii) cash depository fees; (iii) merchant processing and credit card fees; (iv) transfer fees; and (v) advertising fees.

Alliance and Ga Du will split compensation derived from income generated from enrollees of Ga Du as follows: (a) for income from point of sale payments to merchants, after deducting any Sales Commissions and cost basis (interchange and bank fees), Alliance will receive forty percent (40%), and Ga Du shall receive sixty percent (60%); (b) for income from cash depository business deriving from the Cannabis industry, Alliance will receive sixty five percent (65%), and Ga Du will receive thirty five percent (35%); (c) for income derived from membership fees from the Cannabis industry, Alliance and Ga Du will split the revenue 40/60 as in (a) above; (d) for income generated from transfer fees, Alliance and Ga Du will split the revenue on a 50/50 basis; and (e) for any other income derived from providing services to the Cannabis industry, Alliance and Ga Du will split the income on an equal fifty/fifty basis, except that income derived from advertising fees paid by advertisers utilizing Alliance's kiosks will be split eighty-five percent (85%) to Alliance and fifteen percent (15%) to Ga Du.
Additionally, the terms of the License and Master Marketing Agreement G&L entered into with Alliance included a $100,000 Convertible Promissory Note ("Note") payable to G&L, based upon money G&L loaned to Alliance; the sole member of G&L Enterprises, L. John Lewis, is one of the founding members of Ga Du Corporation.

On September 22, 2017, G&L Enterprises assigned the $100,000 Convertible Promissory Note to Ga Du Corporation it entered into with Alliance Financial Network, Inc. on July 6, 2017. The terms of the Note are for one year with 12% interest, and following the above-referenced assignment, payable to the Ga Du Corporation.  Furthermore, the Note can, at Ga Du's option, be converted upon maturity into 1.12% of the equity of Alliance.

DESCRIPTION OF ALLIANCE FINANCIAL NETWORK, INC.

Alliance Financial Network is a Federally compliant financial system registered with FinCEN (MSB Registration Number: 31000094744769) allowing licensed cannabis businesses an automated tax payment system and Internet banking services including wire transfers, ACH, electronic checks, armored pickup of cash, and bill pay, payroll services, and inventory control "seed to "CPA".  For the Company's Enterprise Customers, through Alliance Financial Network, ESSI's Herbo offering is now able to bundle a greater portfolio of business services such as business accounting, business insurance, director insurance, employee payroll, inventory system, and credit/debit card management. Additionally, the Alliance Financial Network automated tax payment system can calculate and deliver state tax payments within 48hrs after the funds are made available in a taxpayer's account. This fast tax collection benefits dealings with the state the business operates in and helps the business remain compliant. The Alliance Financial Network solution is a federally registered solution ready to be used in all states, and uses an in-depth anti-laundering and "Know Your Customer" process, ensuring compliance with the Cole memo and all federal and state regulations. In addition to tax collection, this system can send reports to regulators which gives another level of visibility into the financial dealings of licensees. Further bundled into this software solution is the "seed to CPA" accounting system, which provides a frugal and efficient way for businesses to report and manage their finances. In terms of tax collection, account services, and business features, this software is unparalleled at providing fast, compliant, and traceable cash management solutions.

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Pursuant to the Stock Purchase Agreement entered into with the founders of Ga Du Corporation, Andy Tucker, L. John Lewis, Dante Jones, and Wendy Maguire, 16,000,000 Shares of ESSI Common Stock were issued as follows:

Andy Tucker	5,447,019	Founder of Ga Du
Deep Spring Holdings LLC	2,150,000	(L. John Lewis) Founder of Ga Du
Wendy Maguire	1,000,000	Founder of Ga Du
Dante Jones	1,000,000	Founder of Ga Du
Integrated Financial Solutions, LLC	2,150,000	(Tad Gygi) Business Development Advisor
S. Randall Oveson	1,000,000	Advisor to L. John Lewis
Michael Rountree	1,126,491	Chief Operating Officer of ESSI
Sharon Mitchell	563,245	Legal Counsel for ESSI
Jacqueline Danforth	563,245	Accountant for ESSI
Deep Sea Solutions	1,000,000	Transaction Fee
Total	16,000,000

The Company will claim an exemption from the registration requirements of the Securities Act of 1933, as amended, for the issuance of the aforementioned shares pursuant to Section 4(2) of the Act and/or Rule 506 of Regulation D promulgated thereunder since, among other things, the transaction does not involve a public offering, the purchasers are "accredited investors" and/or qualified institutional buyers, the purchasers have access to information about the Company and its purchase, the purchasers will take the securities for investment and not resale.

ITEM 8.01 OTHER INFORMATION

The information provided in Item 1.01, and 3.02, of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.

On July 26, 2017, all of the Shares of a Uruguayan entity, Holway Sociedad Anonima ("Holway", "Holway SA") were purchased by John Lewis, Stephen Randall Oveson, and Tad Ralph Gygi, who thereafter became the sole shareholders of Holway.  Holway's objective is to perform business in the Free-trade zone in Uruguay in accordance with the laws of the Free-trade zone; in every kind of industrial, commercial or other activity relating to its business of providing financial services.  On September 19, 2017, Mr. Lewis, Mr. Oveson, and Mr. Gygi transferred all of their shares of Holway over to Ga Du Corporation, and will hereafter conduct business pursuant to the Holway Uruguayan registration as Ga Du; Doing Business As (DBA).

Additionally, Holway has applied for a financial advisory services charter to perform its financial services through Ga Du, and under the regulatory laws of the Uruguayan Central Bank.

Once the application for the Financial Advisory Services Charter is approved, Ga Du, through its Financial Advisory Services Charter, and in conjunction with the Alliance Financial Network system, intends to provide foreign jurisdictions with legalized cannabis, a banking mechanism to conduct business relative to the cannabis industry, and within the laws governing cannabis industry in those foreign jurisdictions doing business with the United States, and in compliance with US and foreign laws relative to the cannabis industry.

Furthermore, Ga Du will work closely with representatives of the South American Mastercard/Visa Card services, allowing Ga Du to process merchant services through the Uruguayan entity, Holway, for transactions relative to the Cannabis industry, in countries and states where Cannabis is legalized.

In the event that the services are found to be non-compliant with either foreign, or US laws, neither ESSI, Ga Du, or Holway will be able to execute the services as intended.

Updated ESSI Information
With headquarters in Maui, Hawaii, Eco Science Solutions, Inc. is a technology-focused Company targeting the multi-billion-dollar health, wellness and alternative medicine industry*. Ranging from enterprise software, payment processing, inventory management, to consumer smart device apps, the Company provides solutions that empower both enterprise and consumer customers.
At Eco Science's core is a 360-degree ecosystem for business location, localized communications between consumers and business operators, on-topic social networking, inventory management / selection, payment facilitation and delivery arrangement. The Company's holistic commerce and content platform enables health, wellness and alternative medicine enthusiasts to easily locate, access, and connect with others to facilitate the research of and purchasing of eco-science friendly products … anytime, anywhere.
* Neither Eco Science Solutions, Inc., nor Ga Du Corporation, are in the business of growing or distributing cannabis.

ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS

INDEX TO EXHIBITS

Exhibit No.

Exhibit No.	Description
10.1	Amendment to Stock Purchase Agreement
10.2	Amendment to Employment Agreement L. John Lewis
10.3	Amendment to Consulting Agreement Andy Tucker
10.4	Amendment to Employment Agreement Dante Jones
10.5	Amendment to Employment Agreement Wendy Maguire
10.6	Amendment to Employment Agreement Michael D. Rountree
10.7	Amendment to Employment Agreement S. Randall Oveson
10.8	Assignment of License & Master Marketing Agreement from G&L Enterprises to Ga Du Corporation
10.9	License & Master Marketing Agreement between G&L Enterprises and Alliance Financial Network, Inc.
10.10	Assignment of Convertible Promissory Note from G&L Enterprises to Ga Du Corporation
10.11	Convertible Promissory Note between G&L Enterprises and Alliance Financial Network, Inc.
10.12	Notarized Certificate of Holway Sociedad Anónima (with translation)

FORWARD LOOKING STATEMENTS

Certain statements in this Current Report Form 8-K may contain forward-looking statements that involve numerous risks and uncertainties which may be difficult to predict. The statements contained in this Current Report Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Exchange Act, including, without limitation, the management of the Company and the Company's expectations, beliefs, strategies, objectives, plans, intentions and similar matters. All forward-looking statements included in this Current Report Form 8-K are based on information available to the Company on the date hereof. In some cases, you can identify forward-looking statements by terminology such as "may," "can," "will," "should," "could," "expects," "plans," "anticipates," "intends," "believes," "estimates," "predicts," "potential," "targets," "goals," "projects," "outlook," "continue," "preliminary," "guidance," or variations of such words, similar expressions, or the negative of these terms or other comparable terminology.

Forward-looking statements involve a number of risks and uncertainties, and actual results or events may differ materially from those projected or implied in those statements.

Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. We can give no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of this forward-looking information should not be construed as a representation by the Company or any person that the future events, plans, or expectations contemplated by our company will be achieved.

We caution against placing undue reliance on forward-looking statements, which contemplate our current beliefs and are based on information currently available to us as of the date a particular forward-looking statement is made. Any and all such forward-looking statements are as of the date of this Current Report Form 8-K. We undertake no obligation to revise such forward-looking statements to accommodate future events, changes in circumstances, or changes in beliefs, except as required by law. In the event that we do update any forward-looking statements, no inference should be made that we will make additional updates with respect to that particular forward-looking statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements may appear in the Company's public filings with the SEC, which are available to the public at the SEC's website at www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eco Science Solutions, Inc.

Date: October 5, 2017	By:	/s/ Jeffrey Taylor
Jeffery Taylor, President